EDISON INTERNATIONAL LOGO                                                             News Release

FOR IMMEDIATE RELEASE

                                                                                      Media Contact: (626) 302-1033
                                                                                                     www.edison.com

                                           Edison International Reports
                                  Financial Results for the Second Quarter of 2004

        ROSEMEAD, Calif., July 30, 2004 -- Edison International (NYSE: EIX) recorded a second quarter loss of
$1.15 per share in 2004, compared to earnings of seven cents per share in the same period last year.  The decrease is primarily due to a 2004 lease termination partially offset by a 2003 asset impairment and the net effect of regulatory adjustments that occurred in 2003 and 2004.

        Excluding these items, EIX's second quarter 2004 earnings were 32 cents per share, compared to earnings of 37 cents per share for the same period last year.  The decrease primarily reflects the expiration of the San
Onofre Nuclear Generating Station (SONGS) incentive mechanism at Southern California Edison (SCE) partially offset by improved operating results at Edison Mission Energy's (EME) projects.

        "With the July 8 Rate Case decision for SCE and with a total $3 billion in executed sales agreements for our EME international power stations, we have taken critical steps forward.  We can now look forward to making the substantial capital investments necessary over the next five years to serve well our utility customers, and to earnings and dividend growth for our shareholders," commented John E. Bryson, Chairman, Edison International.

        Beginning in the second quarter of 2004, the results of Mission Energy Holding Company-parent only and its wholly owned subsidiary, EME, are presented on a consolidated basis as Mission Energy Holding Company consolidated
(MEHC).  This change is due primarily to the elimination of restrictions on dividends that EME may pay to its parent company resulting from the removal of the ring-fencing provisions in the second quarter of 2004.

        The 2004 results include a charge of $1.80 per share at MEHC related to the termination of the Collins
Facility lease and earnings of 33 cents per share at SCE from regulatory adjustments related to the implementation of SCE's 2003 General Rate Case (GRC) decision.  The 2003 results include a charge of 46 cents per share at MEHC related to the impairment of eight small peaking plants in Illinois and earnings of 16 cents per share at SCE from various positive regulatory adjustments.

SECOND-QUARTER EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        SCE earnings from continuing operations were $242 million in the second quarter of 2004, compared with
$223 million in the second quarter of 2003.  The expiration of the incremental cost incentive pricing (ICIP)
mechanism at SONGS resulted in a decrease in earnings of $47 million.  This decrease was more than offset by a quarter-over-quarter benefit in regulatory adjustments of $55 million and improved operating results.  The earnings impacts of these positive regulatory items in the second quarter of 2004 ($107 million) from the implementation of the 2003 GRC decision were

                                                      -MORE-

partially offset by positive regulatory items that occurred in the second quarter of 2003 ($52 million) which included the tax impacts of a Federal Energy Regulatory Commission (FERC) rate case and prior-period Palo Verde incentive awards.

        MEHC, on a consolidated basis with EME, had a loss from continuing operations of $1.88 per share compared to a loss of 58 cents per share in the second quarter of 2003.  MEHC's parent-only results for the second quarter of 2004 were substantially unchanged from the results in the same period last year.  EME's loss from continuing operations was $585 million in the second quarter of 2004 compared to a loss from continuing operations of $165 million in the second quarter of 2003.  The increase in EME's loss was primarily due to the $586 million charge related to the termination of the lease of the 2,698-MW gas-fired Collins Station held by Midwest Generation. The decrease in earnings also reflects higher corporate interest expense from $800 million in new debt at Mission
Energy Holdings International and the absence of earnings from the Four Star Oil & Gas project as compared to the second quarter of 2003 due to the sale of EME's interest in that project in the first quarter of 2004.  The decrease in earnings was partially offset by the 2003 charge of $150 million related to the impairment of Midwest
Generation's small peaking plants and improved operating results at ISAB, Contact Energy, First Hydro and Homer
City.  On an annual basis, EME's earnings are seasonal with higher earnings expected during the summer months.

         Earnings in the second quarter of 2004 for Edison Capital were substantially unchanged from the results in the same period last year.

        The loss for "EIX parent company and other" decreased by $5 million primarily due to lower net interest expense.

Earnings (Loss) from Discontinued Operations

        The second-quarter 2003 financial results include earnings from discontinued operations of $2 million from SCE's fuel oil pipeline and storage business which was sold in the third quarter of 2003, offset by a $2 million loss from adjustments related to the sale of MEHC's Fiddler's Ferry and Ferrybridge (FFF) and Lakeland
projects.

                                                                 Quarter Ended June 30,
Earnings (Loss) Per Share (Unaudited)                                  2004              2003            Change
-------------------------------------                      -----------------------------------------------------
  Southern California Edison                                          $0.74             $0.68             $0.06
  Mission Energy Holding Company (consolidated)                       (1.88)            (0.58)            (1.30)
       MEHC parent                                           (0.08)           (0.08)                --
       Edison Mission Energy                                 (1.80)           (0.50)            (1.30)
                                                             ------           ------            ------
  Edison Capital                                                       0.04              0.04                --
  EIX parent company and other                                        (0.05)            (0.07)             0.02
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Continuing Ops.                      (1.15)             0.07             (1.22)
----------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Ops. - SCE                                    --              0.01             (0.01)
Loss from Discontinued Ops. - EME                                        --             (0.01)             0.01
----------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                               $(1.15)            $0.07            $(1.22)
================================================================================================================

                                                      -MORE-

                                                                Quarter Ended June 30,
Earnings (Loss) (in millions) (Unaudited)                              2004             2003             Change
-----------------------------------------                  -----------------------------------------------------
  Southern California Edison                                           $242             $223                $19
  Mission Energy Holding Company (consolidated)                        (610)            (189)              (421)
       MEHC parent                                             (25)             (24)              (1)
       Edison Mission Energy                                  (585)            (165)            (420)
                                                             -----            -----            -----
  Edison Capital                                                         11               12                 (1)
  EIX parent company and other                                          (17)             (22)                 5
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Continuing Ops.                       (374)              24               (398)
----------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Ops. - SCE                                    --                2                 (2)
Loss from Discontinued Ops. - EME                                        --               (2)                 2
----------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                               $(374)              $24              $(398)
================================================================================================================

YEAR-TO-DATE EARNINGS SUMMARY

        EIX recorded a loss of 85 cents per share for the six-month period ending June 30, 2004, compared to earnings of 25 cents per share for the same period last year.  The 2004 results include a charge of $1.80 per share related to the termination of the Collins Facility lease and the net benefit of the sale of the company's interest in Four Star Oil and Gas of two cents at MEHC and earnings of 33 cents per share at SCE from regulatory adjustments related to its 2003 GRC decision.  The 2003 results include a charge of 46 cents per share at MEHC related to the impairment of eight small peaking plants in Illinois and earnings of 16 cents per share at SCE from various positive regulatory adjustments.  Excluding these charges, earnings increased five cents per share primarily from favorable operating results at several of EME's operating plants, offset by lower earnings at SCE primarily from the expiration of the SONGS incentive mechanism.

        EIX had a loss from continuing operations of $275 million for the six-month period ended June 30, 2004, compared with earnings from continuing operations of $85 million for the same period last year.  Continuing operations exclude the impacts from changes in accounting principles and discontinued operations, as discussed below.

YEAR-TO-DATE EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

        SCE's earnings from continuing operations in the first half of 2004 increased by $20 million, compared to the same period last year.  The reasons for the increase in SCE's year-to-date earnings from continuing operations are the same as those discussed in the detailed description of the second quarter above.

        MEHC, on a consolidated basis, had a loss from continuing operations of $603 million compared to a loss of $222 million in the same period last year.  MEHC's parent-only results for the six-month period ending June
30, 2004 were substantially unchanged from the results in the same period last year.  EME's loss from continuing operations for the six-month period ending June 30, 2004, increased by $381 million compared to the same period last year primarily due to the $586 million charge for the termination of the Collins lease, partially offset by the 2003 asset impairment charge of

                                                      -MORE-

$150 million.  EME's results were favorably impacted by higher energy prices and increased generation at the
Illinois plants, the gain on the sale of EME's interest in the Four Star Oil & Gas project, and improved operating results at First Hydro, Contact Energy, and ISAB.  Partially offsetting these favorable items were a reduction in revenue resulting from sale of EME's interest in the Four Star Oil & Gas investment, higher interest expense and outages in 2004 at the Homer City project.

        Edison Capital's earnings for the six-months ended June 30, 2004 were $22 million, down $5 million from the same period last year.  This decrease is primarily due to a maturing lease portfolio which produces lower income.

        The loss for the six months ended June 30, 2004 for "EIX parent company and other" decreased by $6 million compared to the results in the same period last year mainly due to lower net interest expense.

Earnings (Loss) from Discontinued Operations

        The financial results for the six months ended June 30, 2003 include earnings from discontinued
operations of $6 million from SCE's fuel oil pipeline and storage business which was sold in the third quarter of
2003, offset by a $2 million loss from adjustments related to the sale of MEHC's Fiddler's Ferry and Ferrybridge
(FFF) and Lakeland projects.

Change in Accounting Principle

        Edison Capital's 2004 results for the six months ended June 30, 2004 include a $1 million charge for the cumulative effect of a change in accounting principle reflecting the impact of Edison Capital's implementation of an accounting standard that requires the consolidation of certain variable interest entities.  MEHC's consolidated results for the six-month period ending June 30, 2003 include a three-cent, or $9 million, charge for the cumulative effect of a change in accounting principle for asset retirement obligations adopted in 2003.
As SCE follows accounting principles for rate-regulated enterprises, implementation of this new standard did not affect its earnings.

                                                              Year-To-Date Ended June 30,
Earnings (Loss) Per Share (Unaudited)                                  2004              2003            Change
-------------------------------------                      -----------------------------------------------------
  Southern California Edison                                          $1.05             $0.98             $0.07
  Mission Energy Holding Company (consolidated)                       (1.85)            (0.67)            (1.18)
       MEHC parent                                           (0.15)           (0.15)                --
       Edison Mission Energy                                 (1.70)           (0.52)            (1.18)
                                                             ------           ------            ------
  Edison Capital                                                       0.07              0.08             (0.01)
  EIX parent company and other                                        (0.12)            (0.12)               --
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Continuing Ops.                      (0.85)             0.27             (1.12)
----------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Ops.                                          --              0.01             (0.01)

Cumulative Effect of Accounting Change                                   --             (0.03)             0.03

----------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                              $(0.85)             $0.25            $(1.10)
================================================================================================================

                                                      -MORE-

                                                              Year-To-Date Ended June 30,
Earnings (Loss) (in millions) (Unaudited)                              2004              2003            Change
-----------------------------------------                  -----------------------------------------------------
  Southern California Edison                                           $341              $321               $20
  Mission Energy Holding Company (consolidated)                       (603)             (222)              (381)
       MEHC parent                                             (49)             (49)               --
       Edison Mission Energy                                  (554)            (173)             (381)
                                                             -----            -----             -----
  Edison Capital                                                         22                27               (5)
  EIX parent company and other                                          (35)              (41)               6
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings (Loss) from Continuing Ops.                       (275)               85             (360)
----------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Ops.                                          --                 4               (4)

Cumulative Effect of Accounting Change                                  (1)                (9)               8
----------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings (Loss)                               $(276)               $80            $(356)
================================================================================================================

                                    Reminder: EIX to Hold Conference Call Today

        Today, EIX will hold a conference call to discuss its financial outlook and 2004 second quarter financial results at 8:30 a.m. PDT.  Although two-way participation in the telephone call is limited to financial analysts and investors, all other interested parties are invited to participate in a "listen-only mode" through a simultaneous webcast on the company's Web site at www.edisoninvestor.com.  The domestic call-in number is (800)
356-8584 and the Call ID# is 10000.  Additional financial and statistical information presented during the conference call will also be available on the company's Web site.

                                                        ###

        Based in Rosemead, Calif., Edison International is the parent company of Southern California Edison,
Edison Mission Energy and Edison Capital.

                                                EDISON INTERNATIONAL
                                          SUMMARY OF CONSOLIDATED EARNINGS
                                                    (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                              QUARTER ENDED JUNE 30,          YEAR TO DATE JUNE 30,
-----------------------------------------------------------------------------------------------------------------------
                                                                   2004           2003             2004           2003
-----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                $ 2,176        $ 2,386         $ 3,872         $ 4,200
NONUTILITY POWER GENERATION                                         713            716           1,496           1,399
FINANCIAL SERVICES AND OTHER                                         30             23              61              48
-----------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                           2,919          3,125           5,429           5,647
-----------------------------------------------------------------------------------------------------------------------
FUEL                                                                465            293             806             627
PURCHASED POWER                                                     527            722           1,107           1,174
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET                  (33)           505             (51)            809
OTHER OPERATION AND MAINTENANCE                                     927            827           1,832           1,610
ASSET IMPAIRMENT                                                    954            251             954             251
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                      302            252             598             539
PROPERTY AND OTHER TAXES                                             57             51             107             102
-----------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                          3,199          2,901           5,353           5,112
-----------------------------------------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)                                            (280)           224              76             535
INTEREST AND DIVIDEND INCOME                                         15             47              28              93
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                                51             60             115             120
OTHER NONOPERATING INCOME                                            13             21              93              36
INTEREST EXPENSE Ÿ NET OF AMOUNTS CAPITALIZED                      (324)          (290)           (640)           (589)
OTHER NONOPERATING DEDUCTIONS                                       (22)           (12)            (38)            (20)
MINORITY INTEREST                                                   (79)           (10)            (92)            (14)
DIVIDENDS ON PREFERRED SECURITIES
    SUBJECT TO MANDATORY REDEMPTION                                   -            (28)              -             (56)
DIVIDENDS ON UTILITY PREFERRED STOCK
    NOT SUBJECT TO MANDATORY REDEMPTION                              (1)            (1)             (3)             (3)
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPS. BEFORE TAX                      (627)            11            (461)            102
INCOME TAX (BENEFIT)                                               (253)           (13)           (186)             17
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                           (374)            24            (275)             85
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                      -              -               -               4
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE ACCOUNTING CHANGE                             (374)            24            (275)             89
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX                   -              -              (1)             (9)
-----------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                $ (374)          $ 24          $ (276)           $ 80
=======================================================================================================================

WEIGHTED-AVERAGE SHARES OF
      COMMON STOCK OUTSTANDING                                      326            326             326             326

BASIC EARNINGS (LOSS) PER SHARE:
CONTINUING OPERATIONS                                           $ (1.15)        $ 0.07         $ (0.85)         $ 0.27
DISCONTINUED OPERATIONS                                               -              -               -            0.01
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                -              -               -           (0.03)
                                                            ------------  -------------   -------------   -------------
TOTAL                                                           $ (1.15)        $ 0.07         $ (0.85)         $ 0.25
                                                            ============  =============   =============   =============

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                                   330            329             330             329

DILUTED EARNINGS (LOSS) PER SHARE:
CONTINUING OPERATIONS                                           $ (1.13)        $ 0.07         $ (0.84)         $ 0.26
DISCONTINUED OPERATIONS                                               -              -               -            0.01
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                -              -               -           (0.03)
                                                            ------------  -------------   -------------   -------------
TOTAL                                                           $ (1.13)        $ 0.07         $ (0.84)         $ 0.24
                                                            ============  =============   =============   =============

DIVIDENDS DECLARED PER COMMON SHARE                              $ 0.20            $ -          $ 0.40             $ -

EDISON INTERNATIONAL
Financial Overview
June 30, 2004

UNAUDITED
Dollars in Millions, Except Per-Share Amounts

EDISON INTERNATIONAL (Consolidated Totals)
                                                 Second Quarter             Year-to-Date
                                                 --------------             ------------
                                             2004         2003          2004         2003
                                           -------      -------       -------      -------
Assets                                     $36,236      $35,192       $36,236      $35,192
Common Equity                               $4,987       $4,600        $4,987       $4,600
Revenue                                     $2,919       $3,125        $5,429       $5,647
Earnings (Loss)*                             $(374)         $24         $(276)         $80
Earnings (Loss) Per Share*                  $(1.15)       $0.07        $(0.85)       $0.25
Book Value Per Share                        $15.30       $14.12        $15.30       $14.12
  *includes parent company

SOUTHERN CALIFORNIA EDISON (Electric Utility)

                                                Second Quarter             Year-to-Date
                                                --------------             ------------
                                             2004         2003          2004         2003
                                           -------      -------       -------      -------
Assets                                     $19,813      $19,721       $19,813      $19,721
Common Equity                               $4,257       $4,714        $4,257       $4,714
Revenue                                     $2,176       $2,386        $3,872       $4,200
Earnings                                      $242         $225          $341         $327
Earnings Per Share                           $0.74        $0.69         $1.05        $1.00

MISSION ENERGY HOLDING COMPANYŸCONSOLIDATED (Nonutility Power Generation)

                                                 Second Quarter             Year-to-Date
                                                 --------------             ------------
                                             2004         2003          2004         2003
                                           -------      -------       -------      -------
Assets                                     $12,124      $12,139       $12,124      $12,139
Common Equity                                 $233         $585          $233         $585
Revenue                                       $713         $715        $1,496       $1,399
Earnings (Loss)                              $(610)       $(191)        $(603)       $(232)
Earnings (Loss) Per Share                   $(1.88)      $(0.59)       $(1.85)      $(0.71)

EDISON CAPITAL (Capital and Financial Services Provider)

                                                 Second Quarter             Year-to-Date
                                                 --------------             ------------
                                              2004         2003          2004         2003
                                            -------      -------       -------      -------
Assets                                      $3,663       $3,517        $3,663       $3,517
Common Equity                                 $654         $806          $654         $806
Revenue                                        $27          $22           $56          $44
Earnings                                       $11          $12           $21          $27
Earnings Per Share                           $0.04        $0.04         $0.07        $0.08

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
June 30, 2004

                                                            QUARTER ENDED JUNE 30, 2004
                                                            ---------------------------
                                                                 INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                           6,309,350           497,402         8.56
AGRICULTURAL                                            362,791            92,761        34.35
COMMERCIAL                                            9,522,025           708,349         8.04
INDUSTRIAL                                            2,810,201           155,248         5.85
PUBLIC AUTHORITIES                                    1,560,137            93,309         6.36
RAILROADS & RAILWAYS                                     15,018               (84)       (0.56)
INTERDEPARTMENTAL                                           159                74        87.06
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        20,579,681         1,547,059         8.13

RESALE SALES                                          4,426,554           871,945        24.53
                                                ----------------------------------
  TOTAL KWH SALES                                    25,006,235         2,419,004        10.71
                                                ==================================

                                                           SIX MONTHS ENDED JUNE 30, 2004
                                                           ------------------------------
                                                                 INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                          12,900,252         1,067,928         9.03
AGRICULTURAL                                            537,619           100,342        22.95
COMMERCIAL                                           18,223,890         1,055,177         6.15
INDUSTRIAL                                            5,391,618            92,434         1.74
PUBLIC AUTHORITIES                                    2,941,960           111,555         3.94
RAILROADS & RAILWAYS                                     30,700               225         0.74
INTERDEPARTMENTAL                                           298               136        83.95
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        40,026,337         2,427,797         6.46

RESALE SALES                                          7,319,395         2,972,819        68.39
                                                ----------------------------------
  TOTAL KWH SALES                                    47,345,732         5,400,616        12.88
                                                ==================================